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CINGULAR WIRELESS LLC
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EXHIBITS

                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Cingular Wireless LLC (the "Company") on Form 10-Q for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard G. Lindner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




                                              By:  /s/ Richard G. Lindner
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                                                   Richard G. Lindner
                                                   Chief Financial Officer
                                                   Date: May 13, 2003